Exhibit 99.1

EXECUTED COPY

STOCKHOLDER SUPPORT AGREEMENT

BY AND AMONG

ARTHROCARE CORPORATION

ALPHA MERGER SUB CORPORATION

AND

VEGAS VENTURES, LLC

DATED AS OF OCTOBER 23, 2003

STOCKHOLDER SUPPORT AGREEMENT, dated as of October 23, 2003 (this “Agreement”), by and among ArthroCare Corporation, a Delaware corporation (“Parent”), Alpha Merger Sub Corporation, a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Vegas Ventures, LLC (the “Stockholder”).

WHEREAS, simultaneously with the execution of this Agreement, Parent, Merger Sub and Medical Device Alliance Inc., a Nevada corporation (the “Company”), are entering into an Agreement and Plan of Merger (in substantially the form attached hereto as Annex A, the “Merger Agreement”) (with all capitalized terms used but not defined herein having the meanings set forth in the Merger Agreement), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”), which Merger Agreement has been approved by the Boards of Directors of the Parent and Merger Sub, and approved by the Receiver of the Company, having been given the power to do so by the Court pursuant to the Order;

WHEREAS, the Stockholder owns 1,750,000 shares of Company Common Stock (such shares of Company Common Stock, together with any other shares of capital stock of the Company acquired by the Stockholder after the date hereof and during the term of this Agreement, including any shares issued upon the exercise of any warrants or options, the conversion of any convertible securities or otherwise, being collectively referred to herein as the “Subject Shares”);

WHEREAS, upon completion of the transactions contemplated by the Merger Agreement, the Subject Shares will be converted into the right to receive the Merger Consideration specified in the Merger Agreement; and

WHEREAS, as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement, Parent has required that the Stockholder agree and, in order to induce Parent and Merger Sub to enter into the Merger Agreement, the Stockholder has agreed, to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound, the parties hereto agree as follows:

Article 1.

Representations and Warranties of the Stockholder

The Stockholder hereby represents and warrants to Parent and Merger Sub as follows:

Section 1.1    Organization. If the Stockholder is not an individual, the Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. If the Stockholder is an individual, the Stockholder is a natural person residing in the United States.

Section 1.2    Authority. If the Stockholder is not an individual, the Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement to be consummated by the Stockholder. If the Stockholder is an individual, the Stockholder has the capacity to execute and deliver this Agreement, to perform his or her obligations hereunder and to consummate the transactions contemplated by this Agreement to be consummated by the Stockholder. If the Stockholder is not an individual, the execution and delivery of this Agreement by the Stockholder and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary action and no other proceedings on the part of the Stockholder and no stockholder votes are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been validly executed and delivered by the Stockholder and constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

Section 1.3    The Subject Shares. The Stockholder is the record and beneficial owner of the Subject Shares. As of the date of this Agreement, the Stockholder does not own, of record or beneficially, any shares of capital stock of the Company (or rights to acquire any such shares) other than the Subject Shares. The Stockholder has (a) the sole right to vote, (b) the sole power of disposition, (c) the sole power to issue instructions with respect to the matters set forth in Articles 3, 4 and 5 hereof, (d) the sole power to demand dissenters’ rights and (e) the sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Stockholder’s Subject Shares and will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Articles 3, 4 and 5 hereof, sole power to demand dissenters’ rights and sole power to agree to all of the matters set forth in this

Agreement, with respect to all of the Stockholder’s Subject Shares at the Effective Time, with no limitations, qualifications or restrictions on such rights, subject to the terms of this Agreement. Except for this Agreement, none of the Stockholder’s Subject Shares are subject to any voting trust or other agreement, arrangement, limitation or restriction, other than those pursuant to applicable securities laws, with respect to the voting or disposition of such Subject Shares. All of the Stockholder’s Subject Shares are validly issued, fully paid and non-assessable.

Section 1.4    No Conflicts. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder will not, (a) if the Stockholder is not an individual, conflict with or violate any provision of the certificate or articles of incorporation or bylaws or any equivalent organizational documents of the Stockholder, (b) to the Stockholder’s knowledge, conflict with or violate any Law applicable to the Stockholder or by which any property or asset of the Stockholder is bound or affected, (c) require any consent or approval under, result in any breach of, or loss of any benefit under, or constitute a change of control or default (or any event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit or other instrument or obligation to which the Stockholder is a party or by which any property or asset of the Stockholder is bound or affected. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder will not, to the best of the Stockholder’s knowledge, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or other person.

Section 1.5    Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of the Stockholder.

Article 2.

Representations and Warranties of Parent and Merger Sub

Each of Parent and Merger Sub, jointly and severally, hereby represents and warrants to the Stockholder as follows:

Section 2.1    Organization. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

Section 2.2    Authority. Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement to be consummated by Parent and Merger Sub, respectively. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Parent or Merger Sub and no stockholder votes are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly authorized and validly executed and delivered by Parent and Merger Sub, and constitutes a legal, valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceedings may be brought).

Article 3.

Agreement to Vote

The Stockholder agrees that:

Section 3.1    Agreement to Vote in Favor of the Adoption of the Merger Agreement. During the period commencing on the date of this Agreement and ending on the Expiration Date (as defined below), at any meeting of stockholders of the Company called to vote upon the Merger Agreement and the transactions contemplated thereby, however called, or at any adjournment thereof or in connection with any written consent of the holders of Company

Common Stock or in any other circumstances upon which a vote, consent or other approval with respect to the Merger Agreement and the transactions contemplated thereby is sought, the Stockholder shall be present (in person or by proxy) and shall vote (or cause to be voted) 1,202,619 shares of Stockholder’s Subject Shares (the “Subject Voting Shares”) in favor of the Merger and adoption of the Merger Agreement and the transactions contemplated thereby. The Stockholder acknowledges receipt and review of a copy of the Merger Agreement.

Section 3.2    Agreement to Vote Against Acquisition Proposals. During the period commencing on the date of this Agreement and ending on the Expiration Date, at any meeting of stockholders of the Company, however called, or at any adjournment thereof or in connection with any written consent of the holders of Company Common Stock or in any other circumstances upon which a vote, consent or other approval is sought, the Stockholder shall be present (in person or by proxy) and shall vote (or cause to be voted) all Subject Voting Shares then owned by the Stockholder against any of the following: (a) any Acquisition Proposal or extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company and its subsidiaries (other than the Merger); (b) a sale, lease, license or transfer of a material amount of assets of the Company and its subsidiaries or a reorganization, recapitalization, dissolution, winding up or liquidation of the Company and its subsidiaries; (c) any material change in the present capitalization or dividend policy of the Company; (d) any material change in the Company’s corporate structure, business, Articles of Incorporation or Bylaws; or (e) any action or agreement that could result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement or which could result in any of the conditions to the Company’s obligations under the Merger Agreement not being fulfilled.

Article 4.

Grant of Irrevocable Proxy; Appointment of Proxy

Section 4.1    Grant of Proxy. The Stockholder hereby irrevocably grants to and appoints Michael Baker and John Raffle, in their respective capacities as the Chief Executive Officer and the Vice President of Corporate Development and Legal Affairs of Parent, and any individual who shall hereafter succeed to their respective offices of Parent, and each of them individually, the Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote the Stockholder’s Subject Voting

Shares, or grant a consent or approval in respect of such Subject Voting Shares, (a) in favor of the Merger and adoption of the Merger Agreement and the transactions contemplated thereby and (b) against any of the following: (i) any Acquisition Proposal or extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company and its subsidiaries (other than the Merger); (ii) a sale, lease, license or transfer of a material amount of assets of the Company and its subsidiaries or a reorganization, recapitalization, dissolution, winding up or liquidation of the Company and its subsidiaries; (iii) any change in the board of directors of the Company, except as contemplated by the Merger Agreement or otherwise agreed to in writing by Parent; (iv) any material change in the present capitalization or dividend policy of the Company; (v) any material change in the Company’s corporate structure, business, Articles of Incorporation or Bylaws or (vi) any action or agreement that could result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement or which could result in any of the conditions to the Company’s obligations under the Merger Agreement not being fulfilled.

Section 4.2    Revocation of Prior Proxies. The Stockholder represents that any proxies heretofore given in respect of the Stockholder’s Subject Shares are revocable, that the Stockholder has taken any and all action necessary to revoke all such proxies, and that all such proxies are hereby revoked.

Section 4.3    Irrevocable Proxy Coupled With an Interest. The Stockholder hereby affirms that the irrevocable proxy set forth in this Article 4 is coupled with an interest, and may under no circumstances be revoked until its termination upon the Expiration Date. The Stockholder hereby ratifies and confirms all that such proxies may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 78.355 of the NRS.

Section 4.4    Company’s Acceptance of Proxy. The Stockholder covenants to take any and all action necessary or appropriate to assure that the Company will accept and give effect to, in accordance with Section 78.355 of the NRS, the irrevocable proxy appointment set forth in this Article 4, including, without limitation, delivery of this executed Agreement to any inspector or judge of elections, officer or agent of the Company authorized to tabulate votes.

Article 5.

Covenants and Agreements

Section 5.1    Restriction on Transfer. The Stockholder agrees, for the period commencing on the date of this Agreement and ending on the Expiration Date, not (a) to sell, transfer, pledge, encumber, assign or otherwise dispose of (collectively, “Transfer”), or enter into any contract, option or other arrangement or understanding with respect to the Transfer by the Stockholder of, any of the Subject Shares or offer any interest in any thereof to any Person other than pursuant to the terms of the Merger, (b) to enter into any voting arrangement or understanding, whether by proxy, power of attorney, voting agreement, voting trust or otherwise with respect to the Subject Shares in connection with, directly or indirectly, any Acquisition Proposal or otherwise and agrees not to commit or agree to take any of the foregoing actions or (c) take any action that could make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling the Stockholder from performing its obligations under this Agreement.

Section 5.2    No Solicitation of Alternative Transactions. For the period commencing on the date of this Agreement and ending on the Expiration Date, the Stockholder shall not, directly or indirectly, take any action to, and the Stockholder shall use its reasonable best efforts to cause its agents and representatives (including investment bankers, attorneys or accountants) not to, (a) encourage (including by way of furnishing non-public information), solicit, initiate or facilitate any Acquisition Proposal, (b) enter into any agreement with respect to any Acquisition Proposal or enter into any agreement, arrangement or understanding requiring the Company to abandon, terminate or fail to consummate the Merger or any other transaction contemplated by this Agreement or the Merger Agreement or (c) participate in any way in discussions or negotiations with, or furnish any information to, any person in connection with, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal. Upon the execution of this Agreement, the Stockholder shall cease immediately and cause to be terminated any and all existing discussions or negotiations, if any, with any parties conducted heretofore by the Stockholder with respect to any Acquisition Proposal and promptly request that all confidential information with respect thereto furnished by the Stockholder be returned. The Stockholder shall, as promptly as practicable (and in no event later than 24 hours after receipt thereof), advise

Parent of any inquiry received by it relating to any potential Acquisition Proposal and of the material terms of any proposal or inquiry, including the identity of the person and its affiliates making the same, that it may receive in respect of any such potential Acquisition Proposal, or of any information requested from it or of any negotiations or discussions being sought to be initiated with it, and shall furnish to Parent a copy of any such proposal or inquiry, if it is in writing, or a written summary of any such proposal or inquiry, if it is not in writing, and shall keep Parent fully informed on a prompt basis with respect to any developments with respect to the foregoing.

Section 5.3    Further Assurances. From time to time, for the period commencing on the date of this Agreement and ending on the Expiration Date, and without additional consideration, but without material cost or expense to the Stockholder, the Stockholder shall use its reasonable best efforts to assist and cooperate with Parent and to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under any applicable Law or otherwise to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement and the Merger Agreement. Without limiting the generality of the foregoing, for the period commencing on the date of this Agreement and ending on the Expiration Date, the Stockholder shall, from time to time, but without material cost or expense to the Stockholder, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments and shall take all such other action as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and the Merger Agreement, including promptly making all regulatory filings and applications, and to obtain all licenses, permits, consents, approvals, authorizations, qualification and orders of governmental authorities and parties to contracts as are necessary for the consummation of the transactions contemplated by this Agreement and the Merger Agreement.

Section 5.4    Waiver of Dissenters’ Rights. The Stockholder agrees that it will not exercise any rights to dissent from the Merger or demand payment of its respective Subject Voting Shares pursuant to 92A.300 et seq. of the NRS or any other similar provisions of law in connection with the merger.

Article 6.

General Provisions

Section 6.1    Termination. This Agreement, and all obligations, agreements and waivers hereunder, will terminate and be of no further force and effect on the earliest of (a) such date and time as the Merger Agreement expires or is terminated in accordance with its terms and (b) the Effective Time (as defined in the Merger Agreement) (the “Expiration Date”); provided, however, that nothing herein shall relieve any party from liability for any breach hereof. Without limiting the generality of the foregoing, the proxy appointment set forth in Article 4 shall remain in full force and effect until this Agreement is terminated in accordance with this Section 6.1, notwithstanding the fact that such proxy appointment may remain valid for a period in excess of 6 months.

Section 6.2    Receiver Action. No action taken by the Receiver of the Company (other than termination of the Merger Agreement in accordance with its terms) shall modify, alter, change or otherwise affect the obligations of the Stockholder hereunder.

Section 6.3    Stockholder Capacity. No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as such director or officer. The Stockholder signs solely in its capacity as the record holder and beneficial owner of the Stockholder’s Subject Shares and nothing herein shall limit or affect the duties of or any actions taken by the Stockholder in his or her capacity as an officer or director of the Company to the extent specifically permitted by the Merger Agreement. This Section 6.3 shall survive termination of this Agreement.

Section 6.4    Parent Guarantee. Parent hereby guarantees the due performance of any and all obligations and liabilities of Merger Sub under or arising out of this Agreement and the transactions contemplated hereby.

Section 6.5    Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to the remedy of specific performance of such provisions and to an injunction or injunctions and/or such other equitable relief as may be necessary to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

Section 6.6    Stop Transfer Order; Legend. In furtherance of this Agreement, concurrently herewith, the Stockholder shall, and hereby does authorize the Company to, notify the Company’s transfer agent that there is a stop transfer order with respect to any of the Subject Voting Shares (and that this Agreement places limits on the voting and transfer of such shares). If requested by Parent, the Stockholder agrees as promptly as is reasonably practicable to apply a legend to all certificates representing the Subject Voting Shares referring to the rights granted to Parent pursuant to this Agreement for the period commencing on the date of this Agreement and expiring on the Expiration Date.

Section 6.7    Adjustments to Prevent Dilution, Etc. In the event of a stock dividend or distribution, or any change in the Company’s capital stock by reason of any stock dividend, split-up, reclassification, recapitalization, combination or the exchange of shares, the term “Subject Shares” shall be deemed to refer to and include the Subject Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Subject Shares may be changed or exchanged and the term “Subject Voting Shares” shall be deemed to refer to and include the Subject Voting Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Subject Voting Shares may be changed or exchanged.

Section 6.8    Amendments. This Agreement may not be modified, altered, supplemented or amended except by an instrument in writing signed by each of the parties hereto.

Section 6.9    Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Parent or Merger Sub in accordance with Section 8.2 of the Merger Agreement and to the Stockholder at the address set forth on the signature page hereof (or to such other address as any party may have furnished to the other parties in writing).

Section 6.10    Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 6.11    Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

Section 6.12    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 6.13    Entire Agreement; No Third-Party Beneficiaries. This Agreement (including, without limitation, the documents and instruments referred to herein) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

Section 6.14    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada.

Section 6.15    Costs and Expenses. All costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses.

Section 6.16    Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY

HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.16.

(Signature Page Follows)

IN WITNESS WHEREOF, Parent, Merger Sub and Vegas Ventures, LLC have caused this Stockholder Support Agreement to be signed by their respective officer thereunto duly authorized as of the date first written above.

ARTHROCARE CORPORATION

By:	/s/ Michael A. Baker

Name:	Michael A. Baker
Title:	President and CEO

ALPHA MERGER SUB CORPORATION

By:	/s/ Michael A. Baker

Name:	Michael A. Baker
Title:	President

VEGAS VENTURES, LLC

By:	/s/ Frank Bumstead

Name:	Frank Bumstead
Title:	Managing Member
Address:	1700 Hayes Street
Nashville, Tennessee 37203

SIGNATURE PAGE TO STOCKHOLDER SUPPORT AGREEMENT

ANNEX A

MERGER AGREEMENT